Exhibit 10.46

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of August 9, 2007 among:

Wells Fargo Retail Finance, LLC (in such capacity, herein the “Agent”), a Delaware limited liability company with offices at One Boston Place — 19th Floor, Boston, Massachusetts 02109, as agent for the ratable benefit of the “Revolving Credit Lenders”, who are, at present, those financial institutions identified on the signature pages of this Amendment and who in the future are those Persons (if any) who become “Revolving Credit Lenders” in accordance with the provisions of Article 17 of the Loan Agreement described below;

and

The Revolving Credit Lenders;

and

Hoop Retail Stores, LLC, a Delaware limited liability company with its principal executive offices at c/o The Children’s Place Retail Stores, Inc., 915 Secaucus Road, Secaucus, New Jersey 07094 (as successor in interest to The Disney Store, LLC, a California limited liability company) (the “Borrower”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

BACKGROUND:

The Borrower, the Revolving Credit Lenders, and the Agent, among others, have entered into a certain Loan and Security Agreement dated as of November 21, 2004 as amended by that certain First Amendment to Loan and Security Agreement dated as of April 11, 2006 and by that Second Amendment to Loan and Security Agreement dated as of June 28, 2007 (as amended and in effect, the “Loan Agreement”).  At this time, the Borrower and the Revolving Credit Lenders desire to amend and modify certain terms and provisions of the Loan Agreement.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree that subject to the satisfaction of the Conditions Precedent set forth in Section 3 hereof, the Loan Agreement is hereby amended as follows:

1.                                      Incorporation of Terms and Conditions of Loan Agreement.   All of the terms and conditions of the Loan Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference.  All capitalized terms not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                      Representations and Warranties.  The Borrower hereby represents and warrants that, (i) except as the Agent may have expressly waived in writing prior to the date of this Amendment, the Borrower is not In Default under the Loan Agreement or under any other Loan Document, and (ii) except with respect to those representations and warranties which are based upon written disclosure schedules (which have not been updated as of the date of this Amendment), all representations and warranties contained in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date hereof.

3.                                      Conditions Precedent.  It shall be a condition to the effectiveness of this Amendment that the following shall be satisfied to the satisfaction of the Agent:

a.                                       The Agent shall have received counterparts of this Amendment duly executed by each of the parties hereto;

b.                                      After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transaction contemplated herein;

4.                                      Effective Date.  Upon satisfaction of the Conditions Precedent set forth in Paragraph 3 hereof the amendments to the Loan Agreement set forth herein shall be effective as of June 28, 2007.

5.                                      Amendment to Article 2 of the Loan Agreement.  Article 2 of the Loan Agreement is hereby amended as follows:

a.                                       Section 2.19 of the Loan Agreement is amended by deleting the pricing grid contained therein in its entirety, and the following is inserted in its place:

Level	Standby Fee	Documentary Fee	Average Excess Availability
I	1.25%	0.75%	Greater than $20,000,000.00
II	1.50%	1.00%	Less than or equal to $20,000,000.00

6.                                      No Further Modification.    Except as expressly modified in the manner set forth above, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect.

7.                                      No Claims; Waiver.   The Borrower acknowledges, confirms and agrees that as of the date hereof the Borrower has no knowledge of any offsets, defenses, claims or counterclaims against the Agent or any Revolving Credit Lender with respect to, under or relating to the Loans, the Loan Documents, or the transactions contemplated therein, and, to the extent that the Borrower has or has ever had any such offsets, defenses, claims or counterclaims arising on or before the date hereof, the Borrower hereby specifically WAIVES and RELEASES any and all rights to such offsets, defenses, claims or counterclaims.

8.                                      Binding Agreement.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

9.                                      Multiple Counterparts.   This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

10.                                Governing Law; Sealed Instrument.  This Amendment shall be construed, governed, and enforced pursuant to the law of The Commonwealth of Massachusetts without regard to principles of conflicts of laws, and shall take effect as a sealed instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

(the “Borrower”)

HOOP RETAIL STORES, LLC

By:
Print Name:
Title:

(“Agent”)

WELLS FARGO RETAIL FINANCE, LLC

By:
Print Name:	Michele Ayou
Title:	Vice President

WELLS FARGO RETAIL FINANCE, LLC,
As Revolving Credit Lender

By:
Print Name:	Michele Ayou
Title:	Vice President

WACHOVIA CAPITAL FINANCE CORPORATION
(NEW ENGLAND), As Documentation Agent and as
Revolving Credit Lender

By:
Print Name:
Title:

LASALLE RETAIL FINANCE,
a Division of LaSalle Business Credit, LLC,
as Agent for Standard Federal Bank National Association,
As Co-Agent and as Revolving Credit Lender

By:
Print Name:
Title:

Third Amendment to Hoop

Loan and Security Agreement

S-1

JPMORGAN CHASE BANK, N.A.,
as Revolving Credit Lender

By:
Print Name:
Title:

CITICORP USA, INC.,
as Revolving Credit Lender

By:
Print Name:
Title:

HSBC Bank USA, National Association,
as Revolving Credit Lender

By:
Print Name:
Title:

S-2